BRITISH COLUMBIA
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Ministry of Finance
BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Continuation Application

FORM 16
BUSINESS CORPORATIONS ACT
Section 302

FILING DETAILS: *Continuation Application for:*
CICERO RESOURCES CORP.

Incorporation Number: **C0852333**

Filed Date and Time: **May 20, 2009 04:29 PM Pacific Time**

Recognition Date and Time: **Continued into British Columbia May 20, 2009 04:29 PM Pacific Time**

CONTINUATION APPLICATION

Name Reservation Number:
NR6241896

Name Reserved:
CICERO RESOURCES CORP.

PREVIOUS FOREIGN JURISDICTION INFORMATION

Identifying Number in Foreign Jurisdiction:
E0731952007-8

Name in Foreign Jurisdiction:
CICERO RESOURCES CORP.

Date of Incorporation, Continuation, or Amalgamation in Foreign Jurisdiction:
October 19, 2007

Foreign Jurisdiction:
Nevada

EXTRAPROVINCIAL REGISTRATION INFORMATION

Previous Registration Number in BC: A0072913

Extraprovincial Company's Name in BC: CICERO RESOURCES CORP.

Authorization for Continuation

The authorization for the continuation into BC from the foreign corporations jurisdiction was filed.

NOTICE OF ARTICLES

Name of Company:
CICERO RESOURCES CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 1820, 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2
CANADA

Delivery Address:
SUITE 1820, 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 1820, 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2
CANADA

Delivery Address:
SUITE 1820, 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Young, Michael

Mailing Address:
4431 CAMBRIDGE STREET
BURNABY BC V5C 1H6
CANADA

Delivery Address:
4431 CAMBRIDGE STREET
BURNABY BC V5C 1H6
CANADA

Last Name, First Name, Middle Name:
Williams, Melanie

Mailing Address:
30 TANYA CRESCENT
MONCTON NB E1E 4W5
CANADA

Delivery Address:
30 TANYA CRESCENT
MONCTON NB E1E 4W5
CANADA

AUTHORIZED SHARE STRUCTURE

1.	150,000,000	Common Shares	With a Par Value of 0.00001 American (United States of America) Dollar(s) each With Special Rights or Restrictions attached
2.	20,000,000	Preferred Shares	With a Par Value of 0.00001 American (United States of America) Dollar(s) each With Special Rights or Restrictions attached